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                       VAN KAMPEN PRIME RATE INCOME TRUST

                       SUPPLEMENT DATED DECEMBER 9, 1999
                                     TO THE
                         PROSPECTUS DATED JUNE 21, 1999
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 22, 1999

    The section under the heading "Management of the Fund--Portfolio Management" is hereby deleted and replaced in its entirety with the following:

    PORTFOLIO MANAGEMENT. Howard Tiffen, Senior Vice President and Director of Senior Loans of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Tiffen assumed portfolio management responsibilities for the Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Senior Floating Rate Fund, a continuously offered closed end investment company, and Van Kampen Senior Income Trust, a closed end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 25 years of investment experience and manages over $13 billion in senior loan assets for Van Kampen Investments Inc. Mr. Tiffen is also Senior Vice President and Director of Senior Loans of Van Kampen Asset Management Inc. and Van Kampen Management Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                  PRIT SPT 12/99